UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 5, 2009

GLEN BURNIE BANCORP

(Exact name of registrant as specified in its charter)

Maryland	0-24047	52-1782444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Crain Highway, S.E., Glen Burnie, Maryland  21061
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 766-3300

Inapplicable
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.	Results of Operations and Financial Condition.

On February 5, 2009, Glen Burnie Bancorp (the “Company”) announced its results of operations for its fiscal quarter and fiscal year ended December 31, 2008.  A copy of the Company’s press release announcing such results dated February 5, 2009 is attached hereto as Exhibit 99.1.  This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(c)           Exhibits

The following exhibits are filed herewith:

Exhibit No.
99.1                      Press Release dated February 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLEN BURNIE BANCORP
(Registrant)

Date: February 5, 2009	By:	/s/ Michael G. Livingston
Michael G. Livingston
Chief Executive Officer